UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

Prosper Funding LLC	Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware

(State or other jurisdiction of incorporation or organization)

6199

(Primary Standard Industrial Classification Code Number)

221 Main Street, 3rd Floor

San Francisco, CA 94105

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 – Entry into a Material Definitive Agreement.

On February 28, 2024, Prosper Marketplace, Inc. (“PMI”) and Prosper Funding LLC (“PFL” and, together with PMI, the “Registrants”), as applicable, and WebBank, an FDIC-insured, Utah-chartered industrial bank (“WebBank”), entered into: (i) a Seventh Amendment (the “Sale Agreement Amendment”) to the Asset Sale Agreement, dated July 1, 2016, between PFL and WebBank (the “Sale Agreement”); (ii) a Seventh Amendment (the “Marketing Agreement Amendment”) to the Marketing Agreement, dated July 1, 2016, between PMI and WebBank (the “Marketing Agreement”); and (iii) a Fourth Amendment (the “Purchase Agreement Amendment”) to the Stand By Purchase Agreement, dated July 1, 2016, between PMI and WebBank (the “Purchase Agreement” and, collectively with the Sale Agreement and the Marketing Agreement, the “Origination and Sale Agreements”). The Sale Agreement Amendment, the Marketing Agreement Amendment, and the Purchase Agreement Amendment, collectively, are hereinafter referred to as the “Amendments.”

The Origination and Sale Agreements, as amended to date, set forth the respective rights and obligations of the Registrants and WebBank with respect to the origination and sales activities for consumer loans originated on or after August 1, 2016.

The Sale Agreement Amendment, among other things, extends the term of the Sale Agreement to February 1, 2027 and reduces certain collateral requirements under the Sale Agreement. The Marketing Agreement Amendment, among other things, extends the term of the Marketing Agreement to February 1, 2027, revises the current Program Threshold Amount (as defined in the Marketing Agreement Amendment) and updates the means by which such amount may be modified from time to time. The Purchase Agreement Amendment reduces certain collateral requirements of PMI under the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: March 5, 2024	By:	/s/ Edward R. Buell III
Edward R. Buell III
General Counsel and Secretary

Prosper Funding LLC

Date:March 5, 2024	By:	/s/ Edward R. Buell III
Edward R. Buell III
Secretary